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                     SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, D.C. 20549

                     ----------------------------------

                                  FORM 8-K

                               CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF
                     THE SECURITIES EXCHANGE ACT OF 1934


      Date of Report (Date of earliest event reported): MARCH 10, 2003



                           ZOLTEK COMPANIES, INC.
           (Exact name of registrant as specified in its charter)


       MISSOURI                       0-20600                  43-1311101
    (State or other              (Commission File           (I.R.S. Employer
    jurisdiction of                   Number)                Identification
     organization)                                               Number)


                  3101 MCKELVEY ROAD
                  ST. LOUIS, MISSOURI                           63044
                  (Address of principal executive offices)    (Zip Code)


     Registrant's telephone number, including area code: (314) 291-5110






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ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         (a) Financial statements of businesses acquired. Not applicable.
             -------------------------------------------

         (b) Pro forma financial information. Not applicable.
             -------------------------------

         (c) Exhibits. See Exhibit Index.
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ITEM 9.  REGULATION FD DISCLOSURE.

         At the Annual Meeting of the Shareholders of Zoltek Companies, Inc. (the "Registrant") held March 10, 2003, Zsolt Rumy, the Chairman, Chief Executive Officer and President of the Registrant, delivered to the shareholders a slide presentation that is attached to this report as Exhibit
99.1 and is incorporated herein.

         This information included in this Current Report on Form 8-K is furnished pursuant to Item 9 of Form 8-K and shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liabilities of that section, unless the Registrant specifically incorporates it by reference in a document filed under the Securities Act of 1933, as amended, or the Exchange Act. By furnishing this information on Form 8-K, the Registrant makes no admission as to the materiality of any information in this report that is required to be disclosed solely by reason of Regulation FD.




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                                 SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: March 10, 2003

                                       ZOLTEK COMPANIES, INC.



                                       By /s/ James F. Whalen
                                          -------------------------------------
                                          James F. Whalen
                                          Chief Financial Officer and Secretary






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                                EXHIBIT INDEX

Exhibit
Number                                 Description
------                                 -----------

99.1 Slide presentation given by Zsolt Rumy, Chairman, Chief Executive Officer and President of Zoltek Companies, Inc., on March 10, 2003.